LSA VARIABLE SERIES TRUST
                      PROSPECTUS DATED SEPTEMBER 17, 2001
                       SUPPLEMENT DATED JANUARY 31, 2002

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE SUB-HEADING, BEGINNING ON PAGE 26, "ADVISER TO THE BASIC VALUE FUND AND THE BLUE CHIP FUND," UNDER THE HEADING "THE ADVISERS," WITHIN THE SECTION "MANAGEMENT OF THE FUNDS" BEGINNING ON PAGE 24 OF THE PROSPECTUS:

A I M Capital Management, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as the Adviser to the Basic Value Fund and the Blue Chip Fund. The Adviser has acted as an investment adviser since its organization in 1986 and together with its parent, A I M Advisers, Inc., currently advises or manages over 130 investment portfolios encompassing a broad range of investment objectives. The Adviser uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Basic Value Fund's portfolio are Portfolio Managers Matthew W. Seinsheimer and Michael J. Simon, and Senior Portfolio Manager Bret W. Stanley. Mr. Seinsheimer has been responsible for the Fund since 2001 and has been associated with the Adviser and/or its affiliates since 1998. From 1995 to 1998, he was a portfolio manager for American Indemnity Company. Mr. Simon has been responsible for the Fund since 2002 and has been associated with the Adviser and/or its affiliates since 2001. From 1996 to 2001, he was an equity analyst and portfolio manager with Luther King Capital Management. Mr. Stanley has been responsible for the Fund since 2001 and has been associated with the Adviser and/or its affiliates since 1998. From 1994 to 1998, he was vice president and portfolio manager with Van Kampen American Capital Asset Management, Inc. The individual members of the team who are primarily responsible for the day-to-day management of the Blue Chip Fund's portfolio are Senior Portfolio Managers Jonathan Schoolar and Monika Degan. Mr. Schoolar began his investment career in 1983. He joined the Adviser in 1986 as head of equity trading. Mr. Schoolar then served as Associate Portfolio Manager before assuming the title of Senior Portfolio Manager in 1992. Ms. Degan began her investment career in 1991. Ms. Degan joined the Adviser in 1995 as an Investment Officer and Portfolio Analyst for equity securities and was promoted to her current position as Senior Portfolio Ma nager in 1997. Both Mr. Schoolar and Ms. Degan have been responsible for the Fund since 2001.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE SUB-HEADING, BEGINNING ON PAGE 26, "ADVISER TO THE FOCUSED EQUITY FUND," UNDER THE HEADING "THE ADVISERS," WITHIN THE SECTION "MANAGEMENT OF THE FUNDS" BEGINNING ON PAGE 24 OF THE PROSPECTUS:

Morgan Stanley Investment Management Inc. ("MSIM"), 1221 Avenue of the Americas, New York, New York 10020, is the Adviser to the Focused Equity Fund. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MSIM is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including its role as Adviser to the Focused Equity Fund) under the name Morgan Stanley Asset Management ("MSAM"). The Focused Equity Fund is managed by MSAM's Select Growth team. William S. Auslander and Jeffrey S. Alvino are the individuals of the team who are primarily responsible for the day-to-day management of the Focused Equity Fund's portfolio. William S. Auslander joined MSAM in 1995 and is a Managing Director of MSAM. Jeffrey S. Alvino joined MSAM in 1995 and is an Executive Director of MSAM. He also holds the Chartered Financial Analyst designation.